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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 18, 2005


                              SBS Interactive, Co.
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               (Exact name of Registrant as specified in charter)




           Florida                     000-28363                65-0705830
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                          4211 Yonge Street, Suite 235
                            Toronto, Ontario M2P 2A9
                                     Canada
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                    (Address of principal executive offices)


                                 (416) 223-9293
                           (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Appointment
            of Directors

     On April 18, 2005, Mr. Sam Ash, a member of the Registrant's Board of Directors, resigned. Mr. Ash did not resign because of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

     On April 18, 2005, Mr. Trent Walklett and Mr. Alexander von Mueffling were appointed to the Board of Directors by the Registrant's Board of Directors.

     Mr. Walklett has been the Controller for All Risks Ltd since 2004. From 2001 to 2003, Mr. Walklett was Vice-President of EYT, Inc. (formerly Ernst & Young Technologies). From 1998 to 2000 Mr. Walklett was Manager of Corporate Accounting for Marriott International, Inc. Prior to joining Marriott, Mr. Walklett held various financial auditing positions with KPMG, LLP. Mr. Walklett is a Certified Public Accountant. Mr. Walklett currently serves as a member of the Board of Directors and a member of the Audit Committee for Monarch Services, Inc. (MAHI:NasdaqSC).

     Mr. von Mueffling has 19 years of international corporate finance and investment banking experience. He is a generalist with sector specialization in the security and leisure industries, and he is fluent in German and Spanish. He began his career in 1986 with The Matuschka Group in Germany and left to join Nomura International Plc in the UK in 1989. He joined Charterhouse Bank in London in 1991 and founded PI Management Association in London in 1993, as an independent corporate finance firm. In addition, in 1997, he founded London-based Biometric Identification Limited, a biometric security equipment trading agency, and OEM licensing business. After selling the biometric business in 2002, he joined Bentley Associates L.P. in New York in 2002, as a Managing Director. Mr. von Mueffling earned his B.S.B.A. from Boston University in 1986.

     Neither Mr. Walklett nor Mr. von Mueffling has been a party to, or benefited directly or indirectly from, any transaction with the Registrant.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 21, 2005

                                          SBS INTERACTIVE, CO.



                                          By: /s/ Todd Gotlieb
                                              --------------------------------
                                              Todd Gotlieb, President
























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